Subsequent events	6 Months Ended
Mar. 31, 2026
Subsequent Events [Abstract]
Subsequent events

17.	Subsequent events

The Company has evaluated subsequent events through August 20, 2026, the date of issuance of the unaudited condensed consolidated financial statements and noted that there are no other subsequent events with material financial impact on the Company’s unaudited interim condensed consolidated financial statements except for the events below.

On April 15, 2026, Yafu Guo resigned from the Board of Directors and its committees, and Jinming Dong resigned as the Company’s chief financial officer. Effective April 16, 2026, Hanyun Si was elected as a director, and Hui Zhang, the Company’s chief operating officer, was appointed as chief financial officer. The resignations were not due to any disagreement with the Company regarding its operations, policies or practices.

Effective June 4, 2026, the Company dismissed Marcum Asia CPAs LLP as its independent registered public accounting firm and appointed Assentsure PAC as its new independent registered public accounting firm for the fiscal year ending September 30, 2026. There were no disagreements between the Company and Marcum Asia on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures.

On June 22, 2026, the Company entered into securities purchase agreements with certain non-U.S. investors for the sale of up to 50,000,000 Class A ordinary shares at US$0.60 per share, for an aggregate purchase price of approximately US$30.0 million. The purchase price may be paid in fiat currency or, subject to applicable laws and regulations, in cryptocurrencies at the Company’s discretion. As of the issuance date of these financial statements, no cryptocurrency consideration has been accepted in connection with this transaction. The transaction was expected to close in the third quarter of 2026.

On June 22, 2026, the Company entered into a securities purchase agreement with an accredited investor for the issuance of convertible promissory notes with an aggregate principal amount of up to US$5.25 million. The transaction closed on June 23, 2026, upon which the Company issued an initial note with a principal amount of US$2.75 million. The investor has the option to purchase additional notes with an aggregate principal amount of US$2.5 million. The initial note was issued at a 4.0% original issue discount, bears interest at 9.25% per annum, matures on June 23, 2027 and is convertible into the Company’s Class A ordinary shares.

On June 22, 2026, the Company entered into a debt conversion agreement with Houqi Zhang, the Chief Executive Officer and Chairman of the Board of Directors of the Company. Pursuant to the debt conversion agreement, the Company will issue 10,000,000 Class B ordinary shares of the Company to Mr. Zhang in full settlement of an interest free loan in the amount of $7,000,000 provided by Mr. Zhang to the Company. Upon the issuance of these shares, the loan will be deemed cancelled and paid in full. The shares shall be subject to a three-year lock-up period commencing on the issuance date, during which Mr. Zhang shall not directly or indirectly sell, transfer, pledge, hypothecate or otherwise dispose of any of such shares without the Company’s prior written consent.